UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                          FORM 8-K (A)



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                          June 7, 1996
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       (Exact Name of Registrant as Specified in Charter)



       TENNESSEE                  1-12762                  62-1543819
(State of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                      Identification Number)



                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)

             MID-AMERICA APARTMENT COMMUNITIES, INC.



Item 5.  Other Events.

Mid-America Apartments, L.P., in which the registrant had a 82.3% ownership interest at time of acquisition, has consummated the acquisition of the apartment community below. The acquisition
was previously reported under item 5 of Form 8-K.   Mid-America
Apartments L.P. will own and manage all of the properties.


Apartment                       Purchase     Number    Date of   Date
Community   Location            Price        of Units  Form 8-K  Acquired
- ---------   ----------------    -----------  --------  --------  --------
Lakeside    Jacksonville, FL    $14,100,000  416       3/15/96   3/13/96


The audited Historical Summary of Gross Income and Direct Operating Expenses of the property for the previous fiscal year are included herein as an exhibit.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  June 7, 1996                BY:  /s/ SIMON R.C.WADSWORTH
                                            Simon R.C. Wadsworth
                                            Executive Vice President
                                            (Principal Financial and
                                                 Accounting Officer)